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                               AMENDMENT NO. 1 TO
                         NORTHSTAR COMPUTER FORMS, INC.
                  1994 EMPLOYEE'S INCENTIVE STOCK OPTION PLAN

     THIS AMENDMENT NO. 1 is effective as of October 1, 1997 and amends the Northstar Computer Forms, Inc. (the "Company") 1994 Employee's Incentive Stock Option Plan (the "Plan").

     WHEREAS the Company adopted the Plan in 1994 to incentivize employees of the Company and its subsidiaries through the grant of stock options; and

     WHEREAS the Plan originally provided that the maximum number of shares of Common Stock issuable thereunder would be 200,000 shares, substantially all of which are reserved for issuance pursuant to outstanding options; and

     WHEREAS the Company desires to increase the maximum number of shares issuable under the Plan to 400,000 shares as provided in this Amendment.

     NOW THEREFORE, pursuant to resolution of the Board of Directors of the Company, the Plan is hereby amended as follows:

     1. INCREASE IN NUMBER OF SHARES. The maximum number of shares of Common Stock which may be issued pursuant to the Plan is hereby increased from 200,000 shares to 400,000 shares.

     2. SHAREHOLDER APPROVAL OF AMENDMENT. This Amendment is subject to the approval of the shareholders of the Company at the next Annual Meeting of the Shareholders of the Company. In the event shareholder approval of this Amendment is not obtained at such meeting, then this Amendment shall be of no force or effect.

     3. GRANTS OF OPTIONS. The Committee charged with administering the Plan shall have the authority, subject to shareholder approval as provided in paragraph 2 above, to grant awards of stock options and other rights under the Plan effective immediately.

     4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Minnesota.

     IN WITNESS WHEREOF this Amendment is adopted effective as of the day and year first above written.

                              NORTHSTAR COMPUTER FORMS, INC.

                              /s/ Mary Ann Morin
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                              MARY ANN MORIN, CHIEF FINANCIAL OFFICER